SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: August 16, 2002
(Date of earliest event reported)

VIRGINIA ELECTRIC AND POWER COMPANY
(Exact name of registrant as specified in its charter)

Virginia	1-2255	54-0418825
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One James River Plaza
701 East Cary Street
Richmond, Virginia 23219
(804) 819-2000
(Address including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report.)

Item 5.    Other Events

On August 16, 2002, Virginia Electric and Power Company (the Company) and Virginia Power Capital Trust II (Trust II) entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and UBS Warburg LLC, as representatives of the underwriters named in the underwriting agreement, for the sale of 15,400,000 7.375% Trust Preferred Securities (liquidation amount $25 per Trust Preferred Security) of Trust II. The Trust Preferred Securities are a portion of the $2 billion aggregate amount of securities that were registered by the Company and Trust II under a registration statement on Form S-3 under Rule 415 of the Securities Act of 1933, as amended, which registration statement was declared effective on July 31, 2002 (File No. 333-96973). A copy of the underwriting agreement including exhibits thereto, is filed as Exhibit 1.1 to this Form 8-K. Copies of the instruments defining the rights of the holders of the Trust Preferred Securities are filed as Exhibits 4.1 through 4.9 to this Form 8-K.

Item 7.    Financial Statements and Exhibits

Exhibits

1.1
Underwriting Agreement, dated August 16, 2002, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and UBS Warburg LLC, as Representatives of the underwriters named in the Underwriting Agreement (filed herewith)

4.1	Certificate of Trust of Trust II (incorporated herein by reference to Exhibit 4(xi) of the Company’s Registration Statement on Form S-3 No. 333-38510 as filed on June 2, 2000)

4.2	Trust Agreement of Trust II (incorporated herein by reference to Exhibit 4(xii) of the Company’s Registration Statement on Form S-3 No. 333-38510 as filed on June 2, 2000)

4.3	Form of Amended and Restated Trust Agreement of Trust II (filed herewith)

4.4	Form of Certificate Evidencing the 7.375% Trust Preferred Securities (contained in Exhibit A to the Amended and Restated Trust Agreement of Trust II, the form of which is filed as Exhibit 4.3 hereto)

4.5
Subordinated Note Indenture, dated as of August 1, 1995, between the Company and JPMorgan Chase Bank (formerly Chemical Bank), as trustee (incorporated herein by reference to Exhibit 4(a) of the Company’s Registration Statement on Form S-3 No. 333-20561 as filed on January 28, 1997)

4.6	Form of Second Supplemental Indenture to Subordinated Note Indenture (filed herewith)

4.7	Form of 7.375% Junior Subordinated Note (contained in Exhibit A to the Second Supplemental Indenture, the form of which is filed as Exhibit 4.6 hereto)

4.8	Form of Guarantee Agreement (filed herewith)

4.9	Form of Agreement as to Expenses and Liabilities (filed herewith)

8.1	Tax opinion of McGuireWoods LLP with respect to the Trust Preferred Securities (filed herewith)

12.1
Computation of Ratio of Earnings to Fixed Charges (incorporated herein by reference to Exhibit 12.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 filed August 7, 2002)

23.1	Consent of McGuireWoods LLP is included in the tax opinion filed as Exhibit 8.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIRGINIA ELECTRIC POWER COMPANY Registrant

By:	/s/ JAMES P. CARNEY
James P. Carney Assistant Treasurer

Date:    August 20, 2002

EXHIBIT INDEX

1.1
Underwriting Agreement, dated August 16, 2002, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and UBS Warburg LLC, as Representatives of the underwriters named in the Underwriting Agreement (filed herewith)

4.1	Certificate of Trust of Trust II (incorporated herein by reference to Exhibit 4(xi) of the Company’s Registration Statement on Form S-3 No. 333-38510 as filed on June 2, 2000)

4.2	Trust Agreement of Trust II (incorporated herein by reference to Exhibit 4(xii) of the Company’s Registration Statement on Form S-3 No. 333-38510 as filed on June 2, 2000)

4.3	Form of Amended and Restated Trust Agreement of Trust II (filed herewith)

4.4	Form of Certificate Evidencing the 7.375% Trust Preferred Securities (contained in Exhibit A to the Amended and Restated Trust Agreement of Trust II, the form of which is filed as Exhibit 4.3 hereto)

4.5
Subordinated Note Indenture, dated as of August 1, 1995, between the Company and JPMorgan Chase Bank (formerly Chemical Bank), as trustee (incorporated herein by reference to Exhibit 4(a) of the Company’s Registration Statement on Form S-3 No. 333-20561 as filed on January 28, 1997)

4.6	Form of Second Supplemental Indenture to Subordinated Note Indenture (filed herewith)

4.7	Form of 7.375% Junior Subordinated Note (contained in Exhibit A to the Second Supplemental Indenture, the form of which is filed as Exhibit 4.6 hereto)

4.8	Form of Guarantee Agreement (filed herewith)

4.9	Form of Agreement as to Expenses and Liabilities (filed herewith)

8.1	Tax opinion of McGuireWoods LLP with respect to the Trust Preferred Securities (filed herewith)

12.1
Computation of Ratio of Earnings to Fixed Charges (incorporated herein by reference to Exhibit 12.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 filed August 7, 2002)

23.1	Consent of McGuireWoods LLP is included in the tax opinion filed as Exhibit 8.1.

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